SUB-ITEM 77 Q(1) (a):  EXHIBITS

AMENDMENT #29
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES
TRUST
Dated May 19, 2000

	This Declaration of Trust is
amended as follows:

       Strike the first paragraph of
Section 5 ? Establishment and
Designation of Series or Class of
Article III ? BENEFICIAL INTEREST
from the Declaration of Trust and
substitute in its place the following:

	"Section 5.  Establishment and
Designation of Series or Class.
Without limiting the authority of
the Trustees set forth in Article
XII, Section 8, inter alia, to
establish and designate any
additional Series or Class or to
modify the rights and
preferences of any existing
Series or Class, the Series and
Classes of the Trust are
established and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Federated Floating Rate Strategic Income
Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated Fund for U. S. Government
Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate Corporate Bond
Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage
Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares


Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Class R6 Shares
Service Shares
Institutional Shares

       	The undersigned
hereby certify that the above
stated Amendment is a true and
correct Amendment to the
Declaration of Trust, as adopted
by the Board of Trustees at a
meeting on the 12th day of August,
2016 to become effective on
September 1, 2016.

	WITNESS the due execution hereof
this 12th day of August, 2016.


/s/ John B. Fisher
/s/ Peter E. Madden
John B. Fisher
Peter E. Madden


/s/ John T. Collins
/s/ Charles F.
Mansfield, Jr.
John T. Collins
Charles F. Mansfield,
Jr.


/s/ J. Christopher
Donahue
/s/ Thomas M.
O?Neill
J. Christopher
Donahue
Thomas M. O?Neill


/s/ G. Thomas Hough
/s/ P. Jerome Richey
G. Thomas Hough
P. Jerome Richey


/s/ Maureen Lally-
Green
/s/ John S. Walsh
Maureen Lally-Green
John S. Walsh